NUVEEN SHORT TERM BOND FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2011

On May 15, 2012, the fund will make the following changes.

1.	The table entitled “Annual Fund Operating Expenses” in the section “Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3[4]	Class I
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.73%	1.48%	0.98%	0.48%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees and estimated other expenses.

4	Class R3 shares were established July 12, 2011. Accordingly, expenses are based upon the actual expenses incurred by the other classes.

2.	The table entitled “Example” in the section “Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$298	$151	$100	$49	$298	$151	$100	$49
3 Years	$453	$468	$312	$154	$453	$468	$312	$154
5 Years	$622	$808	$542	$269	$622	$808	$542	$269
10 Years	$1,111	$1,768	$1,201	$604	$1,111	$1,768	$1,201	$604

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSTBS-0312P